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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 29, 1996, except for Note 4, as to which the date is April 8, 1996 in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-18789) and related Prospectus of Spinnaker Industries, Inc. dated February 10, 1997.


                                                    ERNST & YOUNG LLP


Dallas, Texas
February 5, 1997